Exhibit 99.2

C. R. Bard, Inc.

Certification of Chief Financial Officer

I, Charles P. Slacik, Senior Vice President and Chief Financial Officer of C. R. Bard, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Form 10-Q of C. R. Bard, Inc. for the fiscal quarter ended June 30, 2002, being filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of C. R. Bard, Inc.

/s/ Charles P. Slacik

Name: Charles P. Slacik

Date: August 14, 2002